Death Benefit Option 1



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                   $ 10,167.81

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 197.83
      [(2,947.50 * 3%) + (302.50 * 1.25%) + ((1.25% + 2%) * $3,250)]1
      ------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 13,219.98
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   58.06
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.91 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 54.81 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 13,200.82
      [ D - E - F - G + H ]




-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%






Development of Surrender Value

------------------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 13,200.82

 (K)  Less Surrender Charge 2,947.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 10,253.32
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 2,947.50
      [ 1 * (3 / 1,000) * 2 * 4 ]





Development of Death Benefit

------------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                          $ 13,200.82

 (N) Applicable Percentage 2.22
                                                                               -----------------------

 (O)  Minimum Death Benefit                                                               $ 29,305.82
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                        $ 250,000.00
      [ Maximum of O and P ]





Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1          $ 10,167.81      $ 3,250.00      $ 197.83      $ 13,219.98      $58.06      $10.00     $ 5.91      $ 13,200.82
    2            13,200.82               -             -        13,200.82       58.06       10.00       7.67        13,179.82
    3            13,179.82               -             -        13,179.82       58.07       10.00       7.66        13,158.73
    4            13,158.73               -             -        13,158.73       58.07       10.00       7.65        13,137.56
    5            13,137.56               -             -        13,137.56       58.08       10.00       7.63        13,116.31
    6            13,116.31               -             -        13,116.31       58.08       10.00       7.62        13,094.99
    7            13,094.99               -             -        13,094.99       58.09       10.00       7.61        13,073.58
    8            13,073.58               -             -        13,073.58       58.09       10.00       7.60        13,052.09
    9            13,052.09               -             -        13,052.09       58.10       10.00       7.58        13,030.52
   10            13,030.52               -             -        13,030.52       58.10       10.00       7.57        13,008.87
   11            13,008.87               -             -        13,008.87       58.11       10.00       7.56        12,987.13
   12            12,987.13               -             -        12,987.13       58.11       10.00       7.55        12,965.31

---------------------------------------------------------------------

                                End of                        End of
                                 Month                         Month
                   Face          Death      Surrender      Surrender
  Month          Amount        Benefit         Charge          Value
---------------------------------------------------------------------
    1         $ 250,000      $ 250,000      $2,947.50     $10,253.32
    2           250,000        250,000       2,947.50      10,232.32
    3           250,000        250,000       2,947.50      10,211.23
    4           250,000        250,000       2,947.50      10,190.06
    5           250,000        250,000       2,947.50      10,168.81
    6           250,000        250,000       2,947.50      10,147.49
    7           250,000        250,000       2,947.50      10,126.08
    8           250,000        250,000       2,947.50      10,104.59
    9           250,000        250,000       2,947.50      10,083.02
   10           250,000        250,000       2,947.50      10,061.37
   11           250,000        250,000       2,947.50      10,039.63
   12           250,000        250,000       2,947.50      10,017.81







Death Benefit Option 2


Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                   $ 10,094.55

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 197.83
      [(2,947.50 * 3%) + (302.50 * 1.25%) + ((1.25% + 2%) * $3,250)]1
      ------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 13,146.72
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   61.30
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.86 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 54.50 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 13,124.06
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%





Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 13,124.06

 (K)  Less Surrender Charge 2,947.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 10,176.56
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 2,947.50
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 13,124.06

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 29,135.41
      [ M * N ]

 (P)  Death Benefit 263,124.06 [Face Amount + Policy Value]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 263,124.06
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1          $ 10,094.55      $ 3,250.00      $ 197.83      $ 13,146.72      $61.30      $10.00     $ 5.86      $ 13,124.06
    2            13,124.06               -             -        13,124.06       61.30       10.00       7.63        13,099.52
    3            13,099.52               -             -        13,099.52       61.30       10.00       7.61        13,074.90
    4            13,074.90               -             -        13,074.90       61.30       10.00       7.60        13,050.19
    5            13,050.19               -             -        13,050.19       61.30       10.00       7.58        13,025.40
    6            13,025.40               -             -        13,025.40       61.30       10.00       7.57        13,000.51
    7            13,000.51               -             -        13,000.51       61.30       10.00       7.55        12,975.54
    8            12,975.54               -             -        12,975.54       61.30       10.00       7.54        12,950.48
    9            12,950.48               -             -        12,950.48       61.30       10.00       7.52        12,925.33
   10            12,925.33               -             -        12,925.33       61.30       10.00       7.51        12,900.09
   11            12,900.09               -             -        12,900.09       61.30       10.00       7.49        12,874.76
   12            12,874.76               -             -        12,874.76       61.30       10.00       7.48        12,849.34

-----------------------------------------------------------------------

                                  End of                        End of
                                   Month                         Month
                   Face            Death      Surrender      Surrender
  Month          Amount          Benefit         Charge          Value
-----------------------------------------------------------------------
    1          $250,000        $ 263,124      $2,947.50     $10,176.56
    2           250,000          263,100       2,947.50      10,152.02
    3           250,000          263,075       2,947.50      10,127.40
    4           250,000          263,050       2,947.50      10,102.69
    5           250,000          263,025       2,947.50      10,077.90
    6           250,000          263,001       2,947.50      10,053.01
    7           250,000          262,976       2,947.50      10,028.04
    8           250,000          262,950       2,947.50      10,002.98
    9           250,000          262,925       2,947.50       9,977.83
   10           250,000          262,900       2,947.50       9,952.59
   11           250,000          262,875       2,947.50       9,927.26
   12           250,000          262,849       2,947.50       9,901.84





Death Benefit Option 3



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                   $ 10,075.56

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 197.83
      [(2,947.50 * 3%) + (302.50 * 1.25%) + ((1.25% + 2%) * $3,250)]1
      ------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 13,127.73
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   62.06
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.85 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 54.41 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 13,104.23
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%


Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 13,104.23

 (K)  Less Surrender Charge 2,947.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 10,156.73
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 2,947.50
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 13,104.23

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 29,091.39
      [ M * N ]

 (P)  Death Benefit 266,250.00 [Face Amount + Accumulated Premiums]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 266,250.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1          $ 10,075.56      $ 3,250.00      $ 197.83      $ 13,127.73      $62.06      $10.00     $ 5.85      $ 13,104.23
    2            13,104.23               -             -        13,104.23       62.07       10.00       7.61        13,078.86
    3            13,078.86               -             -        13,078.86       62.08       10.00       7.60        13,053.38
    4            13,053.38               -             -        13,053.38       62.08       10.00       7.58        13,027.82
    5            13,027.82               -             -        13,027.82       62.09       10.00       7.57        13,002.15
    6            13,002.15               -             -        13,002.15       62.09       10.00       7.55        12,976.39
    7            12,976.39               -             -        12,976.39       62.10       10.00       7.54        12,950.53
    8            12,950.53               -             -        12,950.53       62.11       10.00       7.52        12,924.57
    9            12,924.57               -             -        12,924.57       62.11       10.00       7.51        12,898.51
   10            12,898.51               -             -        12,898.51       62.12       10.00       7.49        12,872.35
   11            12,872.35               -             -        12,872.35       62.13       10.00       7.48        12,846.08
   12            12,846.08               -             -        12,846.08       62.13       10.00       7.46        12,819.72

-----------------------------------------------------------------------

                                  End of                        End of
                                   Month                         Month
                   Face            Death      Surrender      Surrender
  Month          Amount          Benefit         Charge          Value
-----------------------------------------------------------------------
    1          $250,000        $ 266,250      $2,947.50     $10,156.73
    2           250,000          266,250       2,947.50      10,131.36
    3           250,000          266,250       2,947.50      10,105.88
    4           250,000          266,250       2,947.50      10,080.32
    5           250,000          266,250       2,947.50      10,054.65
    6           250,000          266,250       2,947.50      10,028.89
    7           250,000          266,250       2,947.50      10,003.03
    8           250,000          266,250       2,947.50       9,977.07
    9           250,000          266,250       2,947.50       9,951.01
   10           250,000          266,250       2,947.50       9,924.85
   11           250,000          266,250       2,947.50       9,898.58
   12           250,000          266,250       2,947.50       9,872.22
